UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                   Date of Report:  July 9, 2004
         (Date of Earliest Event Reported:  July 9, 2004)




                EL PASO PRODUCTION HOLDING COMPANY
      (Exact name of Registrant as specified in its charter)


        Delaware            333-106586           76-0637534
    (State or other       ( File Number)      (I.R.S. Employer
    jurisdiction of                          Identification No.)
    incorporation or
     organization)


                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code (713) 420-2600


Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------
     On July 9, 2004, El Paso Corporation, our parent company, issued a press release to announce that we have entered into an agreement with the holders of a majority of our 7 3/4% senior notes due 2013, issued and outstanding under our indenture dated May 23, 2003. The agreement with the noteholders provides for a waiver of our breach of the covenant to timely file our annual and quarterly reports with the Securities and Exchange Commission. In connection with the waiver, we have agreed to modify the covenants under this indenture with respect to affiliated party transactions. A copy of the press release is attached as Exhibit 99.A and is incorporated herein by reference. The form of consent and the related form of supplemental indenture are attached as Exhibit 99.B and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c)  Exhibits.

              Exhibit
              Number      Description
              -------     -----------
               99.A       Press Release dated July 9, 2004.

               99.B Form of Consent Relating to a Proposed Waiver under the Indenture.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO PRODUCTION HOLDING COMPANY



                              By:     /s/ D. Mark Leland
                                 -----------------------------
                                         D. Mark Leland
                                 Executive Vice President and
                                    Chief Financial Officer
                                 (Principal Financial Officer)

Dated:  July 9, 2004


                           EXHIBIT INDEX

       Exhibit
       Number     Description
       -------    -----------
        99.A      Press Release dated July 9, 2004.

        99.B Form of Consent Relating to a Proposed Waiver under the Indenture.